EXHIBIT 99.4

SERIES 2001-1G MEDALLION TRUST MONTHLY & QUARTERLY SERVICERS CERTIFICATE

MONTHLY & QUARTERLY SUMMARY DISTRIBUTION DETAILS

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REPORTING DATES

Closing Date                                                                                      20-Apr-01
Determination Date                                                                                01-May-04
Notice Date                                                                                       17-May-04
Monthly Distribution Date                                                                         18-May-04
Start monthly Accrual Period                                                                      19-Apr-04
End monthly Accrual Period                                                                        18-May-04
No. Of Days in monthly Accrual Period                                                                    29
Start quarterly Accrual Period                                                                    18-Feb-04
No. Of Days in quarterly Accrual Period                                                                  90
Start Collection Period                                                                           01-Apr-04
End Collection Period                                                                             30-Apr-04
No. Of Days in  Collection Period                                                                        30
Quarterly Distribution Date                                                                       18-May-04
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE                               NO. OF                                   INITIAL INVESTED
                                            CERTIFICATES   INITIAL INVESTED AMOUNT (US$)        AMOUNT (A$)
                                            ------------   -----------------------------   ----------------

Class A-1 Notes                                   11,000          1,100,000,000            2,267,106,347.90
Class A-2 Tranche 1 Notes                          3,300                                        330,000,000
Class A-2 Tranche 2 Notes                          2,550                                        255,000,000
Class B Notes                                        390                                         39,000,000
Redraw Bond - series 1                                 0                                                  0
Redraw Bond - series 2                                 0                                                  0

US$/A$ exchange rate at issue                                              0.4852
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD                     Bank                 Coupon                    Coupon
                                                Bill Rate                 Margin                      Rate
                                                ---------                 ------                    ------
Class A-1 Notes (payable to Currency
   Swap Provider)                                 5.5467%                0.3445%                    5.8912%
Class A-2 Tranche 1 Notes                         5.4383%                0.2400%                    5.6783%
Class A-2 Tranche 2 Notes                         5.4383%                0.3500%                    5.7883%
Class B Notes                                     5.5467%                0.5000%                    6.0467%
Redraw Bond - series 1                            0.0000%                0.0000%                    0.0000%
Redraw Bond - series 2                            0.0000%                0.0000%                    0.0000%

BBSW Coupon & Unpaid Coupon Rate for Quarterly
   Accrual Period                                 5.5467%
BBSW Monthly Accrual Period and Facilities        5.4383%
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------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE                             Per Cert.                Aggregate
                                                                       ---------                ---------

Total Interest Amount:
  Class A-1 Notes                                                       1,096.72              12,063,920.00
  Class A-2 Tranche 1 Notes                                                  -                          -
  Class A-2 Tranche 2 Notes                                               366.42                 934,371.00
  Class B Notes                                                         1,336.35                 521,176.50
  Redraw Bond - series 1                                                     -                          -
  Redraw Bond - series 2                                                     -                          -
Principal:
  Class A - 1 Notes                                                     5,710.66              62,817,260.00
  Class A-2 Tranche 1 Notes                                                  -                          -
  Class A-2 Tranche 2 Notes                                             1,994.25               5,085,337.50
  Class B Notes                                                         4,641.21               1,810,071.90
  Redraw Bond - series 1                                                     -                          -
  Redraw Bond - series 2                                                     -                          -
Total:
  Class A 1 Notes                                                       6,807.38              74,881,180.00
  Class A-2 Tranche 1 Notes                                                 0.00                       0.00
  Class A-2 Tranche 2 Notes                                             2,360.67               6,019,708.50
  Class B Notes                                                         5,977.56               2,331,248.40
  Redraw Bond - series 1                                                     -                          -
  Redraw Bond - series 2                                                     -                          -
  Total                                                                15,145.61              83,232,136.90
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
POOL FACTORS                                                                Last                    Current
                                                                    Distribution               Distribution
                                                                            Date                       Date
                                                                    ------------               ------------

Class A Notes                                                         0.36632351                 0.33861539
Class A-2 Tranche 1 Notes                                                  -                          -
Class A-2 Tranche 2 Notes                                             0.79676620                 0.77682370
Class B Notes                                                         0.89630080                 0.84988870
Redraw Bond - series 1                                                     -                          -
Redraw Bond - series 2                                                     -                          -
------------------------------------------------------------------------------------------------------------


MONTHLY CASHFLOW WORKING SHEET
------------------------------
                                                                                Per Certificate                        Aggregate
                                                                                      $                                    $
                                                                                ---------------                   --------------

  Finance Charge Collections                                                                                        6,006,602.32
  Finance Charge Collections - Repurchases                                                                                   -
  Finance Charge Damages                                                                                                     -
  Income due to Seller                                                                                                       -
  Other Income                                                                                                        712,023.81
Previous Income Carry Over Amount                                                                                   9,929,269.90
AVAILABLE DISTRIBUTION AMOUNT                                                                                      16,647,896.03

  Taxes                                                                                                                    60.00
  Trustee Fee                                                                                                           8,650.14
  Security Trustee Fee                                                                                                       -
  Manager Fee                                                                                                          25,471.35
  Servicing Fee                                                                                                       203,507.85
  Liquidity Commitment Fee                                                                                              5,561.64
  Redraw Commitment Fee                                                                                                 4,767.12
  Support Facility Payments                                                                                           339,085.86
  Support Facility Receipts                                                                                                  -
  Expenses                                                                                                              3,448.18
  Previous Unpaid Facility Int Chg - Liquidity                                                                               -
  Liquidity Interest Charge + Previous Unpaid                                                                                -
  Previous Unpaid Facility Int Chg - Redraw Facility                                                                         -
  Redraw Interest Charge + Previous Unpaid                                                                                   -
  Repayment of Liquidity Facility                                                                                            -
  Total Interest Amount - Class A1 Notes                                                                           12,063,920.00
       Class A-2 Tranche 1 Notes                                                                                             -
       Class A-2 Tranche 2 Notes                                                                                      934,371.00
                        - Class B Notes                                                                               521,176.50
                        - Redraw Bonds - series 1                                                                            -
                        - Redraw Bonds - series 2                                                                            -

REQUIRED DISTRIBUTION AMOUNT                                                                                       14,110,019.64


Income Shortfall                                                                                                             -
Liquidity Facility Draw                                                                                                      -

Income Carryover Amount                                                                                                      -
Principal Chargeoff Unreimbursement                                                                                          -
Principal Chargeoff                                                                                                          -
Total Principal Chargeoff Reimbursement Due                                                                                  -
Accrued Interest on Class A-1 Notes                                                                                          -
Accrued Interest on Class B Notes                                                                                            -
Available Income + Undrawn liquidity-Required Income Amount -Class A-1 notes
   accrued Interest                                                                                                72,537,876.39



PAYMENT ALLOCATION CASCADE

Available Distribution Amount                                                                                      16,647,896.03
Liquidity Facility Draw                                                                                                     --
Available Funds                                                                                                    16,647,896.03


                                                                      DUE           AVAILABLE                            PAID

Taxes                                                               60.00          16,647,896.03                           60.00
Trustee Fee                                                      8,650.14          16,647,836.03                        8,650.14
Security Trustee Fee                                                 --            16,639,185.89                            --
Manager Fee                                                     25,471.35          16,639,185.89                       25,471.35
Servicing Fee                                                  203,507.85          16,613,714.54                      203,507.85
Liquidity Commitment Fee                                         5,561.64          16,410,206.69                        5,561.64
Redraw Commitment Fee                                            4,767.12          16,404,645.05                        4,767.12
Support Facility Payments                                      339,085.86          16,399,877.93                      339,085.86
Support Facility Receipts                                            --            16,060,792.07                            --
Expenses                                                         3,448.18          16,060,792.07                        3,448.18
Liquidity Interest Charge                                            --            16,057,343.89                            --
Repayment of Liquidity Facility                                      --            16,057,343.89                            --
---------------------------------------------
Coupon Payable - Redraw Facility            |                        --            16,057,343.89                            --
               - Class A1 Notes             |               12,063,920.00          16,057,343.89                   12,063,920.00
               - Class A-2 Tranche 1 Notes  |                        --             3,993,423.89                            --
               - Class A-2 Tranche 2 Notes  |                  934,371.00           3,993,423.89                      934,371.00
               - Redraw Bonds - series 1    |                        --             3,059,052.89                            --
               - Redraw Bonds - series 2    |                                       3,059,052.89                            --
               - Class B Notes              |                  521,176.50           3,059,052.89                      521,176.50
---------------------------------------------

Income Carryover Amount                                              --             2,537,876.39

Total Principal Chargeoff Reimbursement                              --                                                     --
Arranging Fee                                                                                                         148,548.42
Excess Distribution                                                                                                 2,389,327.97


Unpaid Facility Int Chg  - Liquidity                                                                                        --
                         - Redraw                                                                                           --
Unpaid Security Interest Amount - Class A1 Notes                                                                            --
                                - Class A-2 Tranche 1 Notes                                                                 --
                                - Class A-2 Tranche 2 Notes                                                                 --
                                - Class B Notes                                                                             --
                                - Redraw Bonds - series 1                                                                   --
                                - Redraw Bonds - series 2                                                                   --


FACILITIES OUTSTANDING
Liquidity Commitment Facility Limit                                                                                70,000,000.00
Beginning Liquidity Commitment Facility                                                                            70,000,000.00
Previous Liquidity Facility Draw                                                                                            --
Repayment of Liquidity Facility                                                                                             --
Liquidity Facility Draw                                                                                                     --
Ending Liquidity Commitment Facility                                                                               70,000,000.00

Redraw Commitment Facility Limit                                                                                   80,000,000.00
Beginning Redraw Commitment Facility                                                                               80,000,000.00
Previous Redraw Facility Draw                                                                                               --
Previous Redraw Facility Draw - Chargeoffs                                                                                  --
Repayment of Redraw Facility                                                                                                --
Repayment of Unreimbursed Chargeoffs                                                                                        --
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                              --
Redraw Facility Available to Draw                                                                                  80,000,000.00
Redraw Facility Draw                                                                                                        --
Ending Redraw  Commitment Facility                                                                                 80,000,000.00

Coupon and Principal Distribution  Worksheet
                                                                                Per Certificate                      Aggregate
                                                                                              $                              $
                                                                                ---------------                   --------------
COUPON
Class A Notes
Unpaid Security Coupon (after last Distribution Date)
Interest on  Unpaid Security Coupon                                                       --                                --
Security Coupon                                                                       1,096.72                     12,063,920.00
Total Coupon                                                                                                       12,063,920.00

Unpaid Security Coupon (after last Distribution Date)
Interest on  Unpaid Security Coupon                                                                                         --
Security  Coupon                                                                                                  12,063,920.00
Coupon Payable                                                                        1,096.72                    12,063,920.00
Unpaid Security Coupon                                                                                                     --

CLASS A-2 TRANCHE 1 NOTES
Unpaid Security Coupon (after last Distribution Date)                                                                      --
Interest on Unpaid Security Coupon                                                        --                               --
Security Coupon                                                                           --                               --
Total Coupon                                                                                                               --

Unpaid Security Coupon (after last Distribution Date)                                                                      --
Interest on Unpaid Security Coupon                                                                                         --
Security Coupon                                                                                                            --
Coupon Payable                                                                            --                               --
Unpaid Security Coupon

CLASS A-2 TRANCHE 2 NOTES
Unpaid Security Coupon (after last Distribution Date)                                                                      --
Interest on  Unpaid Security Coupon                                                       --                               --
Security Coupon                                                                         366.42                       934,371.00
Total Coupon                                                                                                         934,371.00

Unpaid Security Coupon (after last Distribution Date)                                                                      --
Interest on Unpaid Security Coupon                                                                                         --
Security Coupon                                                                                                      934,371.00
Coupon Payable                                                                          366.42                       934,371.00
Unpaid Security Coupon

CLASS B NOTES
Unpaid Security Coupon (after last Distribution Date)
Interest on Unpaid Security Coupon                                                        --                               --
Security Coupon                                                                       1,336.35                       521,176.50
Total Coupon                                                                                                         521,176.50

Unpaid Security Coupon (after last Distribution Date)
Interest on Unpaid Security Coupon                                                                                         --
Security Coupon                                                                                                      521,176.50
Coupon Payable                                                                        1,336.35                       521,176.50
Unpaid Security Coupon                                                                                                     --

REDRAW BONDS - SERIES 1
Unpaid Security Coupon (after last Distribution Date)                                                                      --
Interest on  Unpaid Security Coupon                                                       --                               --
Security  Coupon                                                                          --                               --
Total Coupon                                                                                                               --

Unpaid Security Coupon (after last Distribution Date)                                                                      --
Interest on  Unpaid Security Coupon                                                                                        --
Security  Coupon                                                                                                           --
Coupon Payable                                                                             --                              --
Unpaid Security Coupon                                                                                                     --

REDRAW BONDS - SERIES 2
Unpaid Security Coupon (after last Distribution Date)                                                                       --
Interest on  Unpaid Security Coupon                                                        --                               --
Security  Coupon                                                                           --                               --
Total Coupon                                                                                                                --

Unpaid Security Coupon (after last Distribution Date)                                                                       --
Interest on  Unpaid Security Coupon                                                                                         --
Security  Coupon                                                                                                            --
Coupon Payable                                                                             --                               --
Unpaid Security Coupon                                                                                                      --


                                  Page 3 of 6


PRINCIPAL AMOUNT
Principal Collections                                                                                              30,226,194.70
Principal Collections - Repurchases                                                                                         --
  less Repayment Of Redraw Facility                                                                                         --
  less Total Customer Redraw                                                                                       (4,582,131.40)
  plus Redraw Facility Draw                                                                                                 --
  plus Redraw Bonds Issue this month                                                                                        --
  Aggregate Principal Damages from Seller & Servicer                                                                        --
  Principal Chargeoff Reimbursement - Class B Notes                                                                         --
                                    - Class A1 Notes                                                                        --
                                    - Class A-2  Tranche 1 Notes                                                            --
                                    - Class A2 Tranche 2 Notes                                                              --
                                    - Redraw Bonds - Series 1                                                               --
                                    - Redraw Bonds - Series 2                                                               --
                                    - Redraw Facility                                                                       --
  Principal rounding b/f                                                                                                    --


Scheduled Principal Amount                                                        1,849,621.66
Unscheduled Principal Amount - Partial Prepayment                                19,347,933.86
Unscheduled Principal Amount - Full Prepayment                                    9,028,639.18
Unscheduled Principal Amount - less redraws + C/O Reim                           23,794,441.64


Total Available Principal Amount for Redraw Bonds                                                                  25,644,063.30

Principal Distribution - Redraw Bonds - Series 1                                          --                                --
Principal Distribution - Redraw Bonds - Series 2                                          --                                --

Principal rounding b/f                                                                                                      --
Total Unscheduled Principal Amount                                                                                 23,794,441.73
Total Scheduled Principal Amount                                                                                    1,849,621.57
Previous principal carryover amount                                                                                44,068,717.65
Total Available Principal Amount for Notes                                                                         69,712,780.95

PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                               0%
Class A-1 Principal Payment or Principal Carryover Amount                             5,710.66                     62,817,260.00
Class A-2 Tranche 1 Principal Payment                                                     --                                --
Class A-2 Tranche 2 Principal Payment                                                 1,994.25                      5,085,337.50
Class B Principal Payment or Principal Carryover Amount                               4,641.21                      1,810,071.90

Principal rounding c/f                                                                                                    111.55

Outstanding Principal - beginning period                                                                        1,024,556,752.45
less Principal Repayment                                                                                          (30,226,194.70)
plus Total Customer Redraw                                                                                          4,582,131.40
less Principal Losses                                                                                                       --
Outstanding Principal - Closing period                                                                            998,912,689.15



                                  Page 4 of 6


PRINCIPAL LOSSES
Principal Losses                                                                                                            --
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                                    --
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                              --
Net Principal Losses                                                                                                        --
Principal Chargeoff  - Class B Notes                                                                                        --
                     - Class A Notes                                                                                        --
                     - Class A2 Tranche1 Notes                                                                              --
                     - Class A2 Tranche 2 Notes                                                                             --
                     - Redraw Bonds Series 1                                                                                --
                     - Redraw Bonds Series 2                                                                                --
                     - Redraw Facility                                                                                      --

CLASS A NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                 --
Principal Chargeoff                                                                                                         --
Principal Chargeoff Reimbursement                                                                                           --
Ending Unreimbursed Principal Chargeoffs                                                                                    --

CLASS A2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                 --
Principal Chargeoff                                                                                                         --
Principal Chargeoff Reimbursement                                                                                           --
Ending Unreimbursed Principal Chargeoffs                                                                                    --

CLASS A2 TRANCHE 2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                 --
Principal Chargeoff                                                                                                         --
Principal Chargeoff Reimbursement                                                                                           --
Ending Unreimbursed Principal Chargeoffs                                                                                    --

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                 --
Principal Chargeoff                                                                                                         --
Principal Chargeoff Reimbursement                                                                                           --
Ending Unreimbursed Principal Chargeoffs                                                                                    --

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                                 --
Principal Chargeoff                                                                                                         --
Principal Chargeoff Reimbursement                                                                                           --
Ending Unreimbursed Principal Chargeoffs                                                                                    --

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                                 --
Principal Chargeoff                                                                                                         --
Principal Chargeoff Reimbursement                                                                                           --
Ending Unreimbursed Principal Chargeoffs                                                                                    --

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                                 --
Principal Chargeoff                                                                                                         --
Principal Chargeoff Reimbursement                                                                                           --
Ending Unreimbursed Principal Chargeoffs                                                                                    --



INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------

                                                                                     Aggregate                       Aggregate
                                                                                           US$                              A$
                                                                                --------------                ----------------

CLASS A-1 NOTES
Initial Invested Amount                                                          1,100,000,000                  2,267,106,347.90
  Previous Principal Distribution                                                                               1,436,611,990.00
Principal Carryover Amount                                                                                                  --
 Principal Distribution for Current Period                                                                         62,817,260.00
Total Pricipal Distribution to Date                                                                             1,499,429,250.00
Beginning Invested Amount                                                          402,955,862                    830,494,357.90
Ending Invested Amount                                                             372,476,928                    767,677,097.90
Unreimbursed Principal Chargeoffs                                                      --                                   --
Beginning Stated Amount                                                            402,955,862                    830,494,357.90
Ending Stated Amount                                                               372,476,928                    767,677,097.90


CLASS A-2 TRANCHE 1 NOTES
Initial Stated Amount                                                                                             330,000,000.00
  previous Principal Distribution                                                                                 330,000,000.00
  Principal Distribution for current period                                                                                 --
Total Principal Distribution to date                                                                              330,000,000.00
Beginning Invested Amount                                                                                                   --
Ending Invested Amount                                                                                                      --
Unreimbursed Principal Chargeoffs                                                                                           --
Beginning Stated Amount                                                                                                     --
Ending Stated Amount                                                                                                        --

ClASS A-2 TRANCHE 2 NOTES
Initial Stated Amount                                                                                             255,000,000.00
  previous Principal Distribution                                                                                  51,824,619.00
  Principal Distribution for current period                                                                         5,085,337.50
Total Principal Distribution to date                                                                               56,909,956.50
Beginning Invested Amount                                                                                         203,175,381.00
Ending Invested Amount                                                                                            198,090,043.50
Unreimbursed Principal Chargeoffs                                                                                           --
Beginning Stated Amount                                                                                           203,175,381.00
Ending Stated Amount                                                                                              198,090,043.50

CLASS B NOTES
Initial Stated Amount                                                                                              39,000,000.00
  previous Principal Distribution                                                                                   4,044,268.80
Principal Carryover Amount                                                                                                  --
  Principal Distribution for current period                                                                         1,810,071.90
Total Principal Distribution to date                                                                                5,854,340.70
Beginning Invested Amount                                                                                          34,955,731.20
Ending Invested Amount                                                                                             33,145,659.30
Unreimbursed Principal Chargeoffs                                                                                           --
Beginning Stated Amount                                                                                            34,955,731.20
Ending Stated Amount                                                                                               33,145,659.30


REDRAW BONDS - SERIES 1
Previous Initial Stated Amount                                                                                              --
Initial Invested Amount                                                                                                     --
  Principal Distribution (after last Distribution Date)                                                                     --
  Principal Distribution for current period                                                                                 --
Total Principal Distribution to date                                                                                        --
Beginning Invested Amount                                                                                                   --
Ending Invested Amount                                                                                                      --
Unreimbursed Principal Chargeoffs                                                                                           --
Beginning Stated Amount                                                                                                     --
Ending Stated Amount                                                                                                        --

Redraw Bonds - Series 2
Previous Initial Stated Amount                                                                                              --
Initial Invested Amount                                                                                                     --
  Principal Distribution (after last Distribution Date)                                                                     --
  Principal Distribution for current period                                                                                 --
Total Principal Distribution to date                                                                                        --
Beginning Invested Amount                                                                                                   --
Ending Invested Amount                                                                                                      --
Unreimbursed Principal Chargeoffs                                                                                           --
Beginning Stated Amount                                                                                                     --
Ending Stated Amount                                                                                                        --

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         Series 2001-1G Medallion Trust



Series 2001-1G Medallion Trust Data as at opening of business on the preceding determination date of 1 May 2004.



-------------------------------------------------------------------------------
Outstanding Mortgage Balance (AUD)

                                                         AMOUNT            WAC
                                                     --------------       ------
   - Variable Rate Housing Loans                     802,762,268.00       6.75%
   - Fixed 1 Year                                    120,477,383.00       7.35%
   - Fixed 2 Year                                     47,770,082.00       6.65%
   - Fixed 3 Year                                     11,113,715.00       6.76%
   - Fixed 4 Year                                     11,276,509.00       6.38%
   - Fixed 5 Year                                      7,051,001.00       6.80%

   Total Pool                                       $ 1,000,450,958       6.81%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
                                                        AUD AMOUNT
                                NO OF LOANS   %OF POOL    OF LOANS    % OF POOL
                                -----------   --------  ----------    ---------
     31-60 days                       26       0.26%   $3,150,614.83    0.31%
     61-90 days                        4       0.04%   $  306,430.17    0.03%
     90+ days                         11       0.11%   $1,269,140.56    0.13%
                                -----------   -------- -------------  ---------
Mortgagee In Possession during
  the quarter                          2       0.02%     $189,026.78    0.02%
-------------------------------------------------------------------------------